UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 13, 2010

ZST Digital Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52934	20-8057756
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

206 Tongbo Street, Boyaxicheng Second Floor Zhengzhou City, Henan Province People’s Republic of China 450007
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(86) 371-6771-6850

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On May 18, 2010, ZST Digital Networks, Inc. (the “Company”) issued a press release announcing the restatement of the Company’s financial statements for the year ended December 31, 2009 as contained in its Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “Commission”) on March 31, 2010.  A copy of the May 18, 2010 press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and the information therein is incorporated herein by reference.

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 13, 2010, the management, the Audit Committee, and the Board of Directors of the Company concluded that the Company’s financial statements as of and for the year ended December 31, 2009 as contained in its Annual Report on Form 10-K filed with the Commission on March 31, 2010 (the “Form 10-K”) should not be relied upon due to an error in the accounting record of warrants exercised and Series A Convertible Preferred Stock converted during the period, resulting in an understatement of the Company’s common stock issued and outstanding for the period as well as a misstatement of the Company’s basic and diluted earnings per share.

Corrections for the foregoing errors require a restatement of the financial statements contained in the Form 10-K (the “Restatement”).  The Company has filed concurrently with this Current Report on Form 8-K an Amendment No. 2 to the Form 10-K (the “Amended Form 10-K”) to correct the above noted errors.  In the Amended Form 10-K, the Company has restated its Consolidated Balance Sheets as of December 31, 2009, its Consolidated Statements of Operations for the year ended December 31, 2009, and the notes to the consolidated financial statements.

The following is a summary of items affected by the corrections described above:

Consolidated Balance Sheets
	As of December 31, 2009
	As previously
	reported	Adjustments	As restated

Preferred stock, $0.0001 par value, 2,486,277 shares authorized, 0 shares outstanding at December 31, 2009	$126	$(126)	$-
Common stock, $0.0001 par value, 100,000,000 shares authorized, 11,650,442 shares issued and outstanding at December 31, 2009	$1,022	$143	$1,165
Additional paid-in capital	$30,677,949	$(17)	$30,677,932

Consolidated Statement of Operations
	For the year ended December 31, 2009
	As previously
	reported	Adjustments	As restated
Basic Earnings per share	$1.32	$(0.16)	$1.16
Weighted average shares outstanding, basic	7, 689,925	1,086,566	8,776,491
Diluted Earnings per share	1.14	0.02	1.16
Weighted average shares outstanding, diluted	$8,967,027	$(190,536)	$8,776,491

The Company’s Audit Committee, Board of Directors and management conducted a review of the Company’s accounting treatment of the matters relating to the Restatement and it was concluded that the errors described above existed and required correction through the filing of this Current Report on Form 8-K and the Amended Form 10-K.  The Board of Directors and authorized officers of the Company discussed this matter and conclusion with the Company’s former independent auditors, Kempisty & Company Certified Public Accountants, P.C., and it was concluded that the Company's previously issued financial statement described above could not be relied upon and needed to be restated.

The Company has completed the Restatement with respect to the financial statement as previously issued in the Form 10-K and has filed with the Commission the Amended Form 10-K containing the Restatement.

Item 7.01 Regulation FD Disclosure.

The information under Item 2.02, above, is incorporated herein by reference.

The information reported under Items 2.02 and 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01  Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated May 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZST Digital Networks, Inc.

Dated: May 18, 2010	By:	/s/ John Chen
	Name:	John Chen
	Title:	Chief Financial Officer